UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                November 21, 2006

                          ----------------------------

                              PIER 1 IMPORTS, INC.
               (Exact name of registrant as specified in charter)


           Delaware                         1-7832               75-1729843
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
incorporation or organization)                               Identification No.)

                                100 Pier 1 Place
                             Fort Worth, Texas 76102
                     (Address of principal executive offices
                                  and zip code)

                                 (817) 252-8000
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12).

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.01   Completion of Acquisition or Disposition of Assets.

         On November 21, 2006, Pier 1 Imports, Inc. (the "Company"), through its subsidiary Pier 1 Assets, Inc., completed the previously announced sale of its private-label credit card operations to Chase Bank USA, N.A. ("Chase"). Pursuant to the purchase and sale agreement (the "Purchase Agreement'), the Company sold the stock of Pier 1 National Bank, the subsidiary through which the Company has operated its private-label credit card business, to Chase. This sale had the effect of transferring the credit card accounts and associated assets and liabilities to Chase. The Company also sold, through a subsidiary, the receivables associated with the balances on the Company's private-label credit card accounts to Chase. The net cash proceeds to the Company at closing were approximately $155 million.

         As previously disclosed, in connection with the Purchase Agreement, the Company, through a subsidiary, also entered into a private-label credit card program agreement (the "Program Agreement") with Chase, which became effective as of the closing of the sale transaction. Pursuant to the Program Agreement, Chase will offer private label credit cards to new and existing customers of the Company. In addition, Chase will provide customer service functions and will, in conjunction with the Company, be responsible for certain marketing activities related to the Company's credit card customers.


Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1 Purchase and Sale Agreement among Pier 1 Assets, Inc. and Chase Bank USA, N.A. (incorporated herein by reference to Exhibit 10.1 to the Company's Form 8-K filed September 6, 2006)

Exhibit 99.1  Press Release, dated November 21, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIER 1 IMPORTS, INC.


Date:  November 21, 2006        By: /s/ Michael A. Carter
                                    --------------------------------------------
                                    Michael A. Carter, Senior Vice President and
                                    General Counsel